Exhibit 10.16

NINTH AMENDMENT (2022-FIRST) TO THE

PENSION PLAN FOR EMPLOYEES OF AMPHENOL CORPORATION
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2016

Pursuant to Section 12.1 of the Pension Plan for Employees of Amphenol Corporation as amended and restated effective January 1, 2016 (the "Plan"), the Plan is hereby amended as follows, effective January 1, 2023:

1.Exhibit D (Chatham Cable) is amended such that Section 4.1(a)(1)(xvii) shall read as follows:

(xvii)$25.00 for Participants terminating employment on or after January 1, 2020, and prior to January 1, 2023; or.

2.Exhibit D (Chatham Cable) is amended by the addition of a new Section 4.1(a)(1)(xviii) to read as follows:

(xviii)$27.00 for Participants terminating employment on or after January 1, 2023.

3.Exhibit H (Sidney Hourly) is amended by restating Section 4.1(a) to read as follows:

(a)Accrued Benefit. The amount of the monthly retirement benefit in the Normal Form to be provided for each Participant who retires on his Normal Retirement Date shall be equal to such Participant’s monthly Accrued Benefit as of any date, subject to modifications set out below, equal to the product of (1) and (2):

(1) an amount equal to

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(i)$48.00 for Participants terminating employment in the Eligible Class on or after January 1, 2023;

(ii)$45.00 for Participants terminating employment in the Eligible Class on or after January 1, 2020, but prior to January 1, 2023;

(iii)$42.50 for Participants terminating employment in the Eligible Class on or after January 1, 2017, but prior to January 1, 2020;

(iv) $40.00 for Participants terminating employment in the Eligible Class on or after January 1, 2014, but prior to January 1, 2017;

(v) $37.00 for Participants terminating employment in the Eligible Class on or after December 1, 2010, but prior to January 1, 2014;

(vi)$34.00 for Participants terminating employment in the Eligible Class on or after January 1, 2008, but prior to December 1, 2010;

(vii)$30.00 for Participants terminating employment in the Eligible Class on or after January 1, 2005, but prior to January 1, 2008;

(viii)$26.50 for Participants terminating employment in the Eligible Class on or after January 1, 2002, but prior to January 1, 2005;

(ix)$23.50 for Participants terminating employment in the Eligible Class on or after January 1, 1999 but prior to January 1, 2002;

(x)$20.50 for Participants terminating employment in the Eligible Class on or after November 1, 1997 but prior to January 1, 1999;

(xi)$20.00 for Participants terminating employment in the Eligible Class on or after November 1, 1996, but prior to November 1, 1997;

(xii)$19.00 for Participants terminating employment in the Eligible Class subsequent to October 31, 1993 but prior to November 1, 1996;

(xiii)$18.50 for Participants terminating employment in the Eligible Class subsequent to October 31, 1990 but prior to November 1, 1993; or

(xiv)$18.00 for Participants terminating employment in the Eligible Class subsequent to November 4, 1989 but prior to November 1, 1990; or

(xv)$17.00 for Participants terminating employment in the Eligible Class subsequent to October 31 1987 but prior to November 5, 1989.

and

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(2)such Participant’s Years of Accrual Service.

The Accrued Benefit for a Participant terminating employment prior to November 1, 1987 shall be calculated in accordance with the provisions of the Plan in effect on the date of such Participant’s termination of employment.

4.Exhibit H (Sidney Hourly) is amended by the addition of a new Section 7.4(a)(5) to read as follows:

(5)Single Life Annuity with Ten Years Certain. Under this option, the Participant’s benefit will be paid to the Participant in the form of a single life annuity with a minimum of one-hundred and twenty (120) monthly payments. The amount of the benefit payable under this option shall be determined as the Actuarial Equivalent of the normal form of benefit.  If the Participant dies before receiving one-hundred and twenty (120) monthly payments, then the remaining monthly payments will be paid to the Participant’s designated Beneficiary, except that (i) if the Participant’s designated Beneficiary has predeceased the Participant, such remaining payments will be converted to a lump sum equal to the Actuarial Equivalent of the remaining payments using interest only, and such lump sum instead will be paid to the Participant’s estate, or (ii) if the Participant’s designated Beneficiary survives the Participant, but did not survive such Participant for the entire one-hundred and twenty (120) month period, such remaining payments after the designated Beneficiary’s death will be converted to a lump sum equal to the Actuarial Equivalent of the remaining payments using interest only, and such lump sum instead will paid to the designated Beneficiary’s estate.

AMPHENOL CORPORATION

DATED: December 1, 2022BY:/s/ David Silverman

David Silverman

Its:Senior Vice President, Human Resources

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